CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Barrett Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Barrett for the year ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Barrett Funds for the stated period.

/s/ Peter H. Shriver                    /s/ Robert J. Voccola
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Peter H. Shriver                        Robert J. Voccola
President, The Barrett Funds            Treasurer, The Barrett Funds

Dated: 8/30/04                          Dated: 9/1/04
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Barrett Funds for purposes of the Securities Exchange Act of 1934.